UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

MID PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

(717) 692.2133

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 25, 2009, the Board of Directors of Mid Penn Bancorp, Inc. (the “Corporation”) adopted an amendment to its Articles of Incorporation that adds a new Article 13 which permits the Corporation to issue uncertificated shares. The amendment was adopted in order to comply with NASDAQ Rule 4350(l) which requires NASDAQ listed issuers to be eligible to participate in a Direct Registration System (DRS). The amendment was effective upon the filing of Articles of Amendment with the Pennsylvania Department of State, which occurred on February 26, 2009. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Also on February 25, 2009, the Board of Directors of the Corporation adopted amendments to the Company’s By-laws. These amendments are described below:

New By-Law Related to Proposals at Annual Meetings of Shareholders. A new Section 2.6 was adopted that provides that proposals may be brought before the annual meeting of shareholders only by, or at the direction of, the Board of Directors or by any shareholder who complies with the requirements for shareholder proposals. The requirements include: For shareholder proposals to be included in the Corporation’s proxy materials, the shareholder must comply with all the timing and informational requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any successor regulation. With respect to shareholder proposals to be considered at the annual meeting of shareholders but not included in the Corporation’s proxy materials, the shareholder notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding annual meeting of shareholders. Such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (1) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business (the “Proposing Shareholder”) and, to the extent known, any other shareholders known by the Proposing Shareholder to be supporting such proposal, (3) the class and number of shares of the Corporation’s stock which are beneficially owned by the Proposing Shareholder, by any person who is a member of any group with such shareholder with respect to the Corporation’s stock or who is known by the Proposing Shareholder to be supporting such proposal on the date the notice is given to the Corporation, and by each person who is in control of, is controlled by or is under common control with any of the foregoing, (4) the identification of any person retained or to be compensated by the Proposing Shareholder, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation, and (5) any material interest of the Proposing Shareholder in such business. The Board of Directors may reject any shareholder proposal not timely made in accordance with Section 2.6.

Method of Acting at a Shareholder Meeting. A provision in Section 4.2 of the By-Laws on action at a shareholders meeting that specified a voice vote as the normal method of shareholder action was deleted and replaced with a statement that, except as otherwise provided by statute, the Articles of Incorporation or the By-Laws, whenever any corporate action is to be taken by vote of the shareholders at a duly organized meeting of the shareholders, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon, and, if shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class thereon.

Provisions on Shareholder Nomination of Directors. Section 10.1 of the By-Laws on shareholder nomination of directors was revised to require that a shareholder notify the Secretary of the Corporation of an intent to nominate a candidate for election to the Board in writing not less than the earlier of (1) 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding annual meeting of shareholders, or (2) the deadline for submitting shareholder proposals for inclusion in a proxy statement and form of proxy as calculated under Rule 14a-8(e) promulgated by the Securities and Exchange Commission under the Exchange Act or any successor provision thereto. Prior to amendment, Section 10.1 required notification not less than 60 days prior to the date of any meeting of shareholders called for the election of directors.

Proper Cause for Director Removal by the Board. Section 10.4 of the By-Laws addressing removal of a director by the Board was amended to specify that proper cause for removal of a director by the Board includes a determination by the Board of Directors that a director has breached the director’s fiduciary duty. Prior to the amendment, section 4.6 provided that a director could be removed by the Board of Directors for a proper cause specified in the By-Laws but did not specify what would constitute proper cause.

Director Emeritus Attendance at Board Meetings. Section 10.7 of the By-Laws on Directors Emeritus was amended to clarify that attendance of a Director Emeritus at meetings of the Board is at the invitation of the Board of Directors.

Director Meeting Provisions. Sections 14.2 of the By-Laws on the frequency of regular meetings of the Board was amended to provide that the Board shall meet at least quarterly and Section 14.3 was amended to provide that notice to a director of a meeting of the Board of Directors may also be by e-mail or other electronic notice. Prior to the amendment, Section 14.2 provided for regular meetings of the Board at least semi-annually and Section 14.3 did not address e-mail or other electronic notices.

Officers Compensation. Section 17.2 of the By-Laws on compensation of officers was amended to provide that the compensation of the President shall be fixed by the Board of Directors and the compensation of other officers subordinate to the President shall be fixed by the President and approved by the Compensation Committee of the Board of Directors, subject to ratification by the full Board of Directors. Prior to the amendment, Section 17.2 provided that the compensation of all officers was fixed by the Board.

Indemnification Provisions. A lengthy Article 24 of the By-Laws including provisions related to indemnification of directors, officers and others was replaced with a simplified Article 24 providing for indemnification and advancement of expenses in defending claims to the fullest extent permitted by law. The revised Article 24, as did the prior Article 24, also provides that indemnification pursuant to the By-Laws is not exclusive of any other indemnification right and that the Corporation may purchase insurance to cover claims regardless of whether the claim may be indemnified under the By-laws.

The foregoing descriptions of the amendments to the By-Laws are qualified in their entirety by reference to the full text of the By-Laws as amended attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amendment to Amended and Restated Articles of Incorporation

3.2	By-Laws of Mid Penn Bancorp, Inc (as amended through February 25, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC.
(Registrant)

Dated: February 27, 2009	/s/ Kevin W. Laudenslager
Vice President and Treasurer